EXHIBIT 99.1


                             WILD OATS MARKETS, INC.
                             SELECTED FINANCIAL DATA
                                   (unaudited)
                    (In thousands, except per-share amounts)


The following data for the eight fiscal quarters ended January 1, 2000 are derived from the consolidated financial statements of Wild Oats Markets, Inc. The information set forth below should be read in conjunction with our complete Supplemental Combined Financial Statements as filed on Form 8-K on February 29, 2000. Certain reclassifications have been made to prior financial statements to conform with current period presentation.

STATEMENT OF OPERATIONS:

Fiscal Quarter Ended                                    March 28, 1998      June 27, 1998   September 26, 1998  January 2, 1999
                                                       ----------------    ---------------  ------------------ ----------------
Sales                                                  $ 123,888  100.0%   $131,794  100.0%  $130,235  100.0%  $144,809   100.0%
Cost of goods sold and occupancy costs                    85,914   69.3%     91,758   69.6%    90,664   69.6%   101,139    69.8%
                                                       ---------  -----    --------  -----   --------  -----   --------   -----
  Gross profit                                            37,974   30.7%     40,036   30.4%    39,571   30.4%    43,670    30.2%
Operating expenses:
Direct store expenses                                     26,481   21.4%     28,556   21.7%    27,628   21.2%    30,429    21.0%
Selling, general and administrative expenses               4,623    3.7%      5,076    3.9%     5,148    4.0%     5,179     3.6%
Pre-opening expenses                                         587    0.5%        472    0.4%       840    0.6%     1,550     1.1%
Non-recurring expenses                                        --    0.0%        393    0.3%        --    0.0%               0.0%
                                                       ---------  -----    --------  -----   --------  -----   --------   -----
   Income (loss) from operations                           6,283    5.1%      5,539    4.2%     5,955    4.6%     6,512     4.5%
Other expense (income):
Interest expense (income), net                              (154)  -0.1%          7    0.0%        91    0.1%        84     0.1%
                                                       ---------  -----    --------  -----   --------  -----   --------   -----
   Income (loss) before income taxes                       6,437    5.2%      5,532    4.2%     5,864    4.5%     6,428     4.4%
Income tax expense (benefit)                               1,742    1.4%      1,720    1.3%     1,973    1.5%     2,387     1.6%
                                                       ---------  -----    --------  -----   --------  -----   --------   -----
Net income (loss) before cumulative effect of
   change in accounting principle                          4,695    3.8%      3,812    2.9%     3,891    3.0%     4,041     2.8%
Cumulative effect of change in accounting
   principle, net of tax                                            0.0%               0.0%              0.0%               0.0%
                                                       ---------  -----    --------  -----   --------  -----   --------   -----
Net income (loss)                                          4,695    3.8%      3,812    2.9%     3,891    3.0%     4,041     2.8%
                                                       ---------           --------          --------          --------
Other comprehensive income:
  Foreign currency translation adjustment, net                22                  8              (114)              106
                                                       ---------           --------          --------          --------
Comprehensive income                                   $   4,717           $  3,820          $  3,777          $  4,147
                                                       =========           ========          ========          ========
Basic net income (loss) per common share               $    0.21           $   0.17          $   0.17          $   0.18
                                                       =========           ========          ========          ========

Diluted net income (loss) per common share             $    0.20           $   0.17          $   0.17          $   0.17
                                                       =========           ========          ========          ========
Average common shares outstanding                         22,144             22,485            22,540            22,569
Dilutive effect of stock options                             816                737               585               625
                                                       ---------           --------          --------          --------
Average common shares outstanding assuming dilution       22,960             23,222            23,125            23,194
                                                       =========           ========          ========          ========
PRO FORMA NET INCOME (1)                               $   3,810           $  3,479          $  3,480          $  3,749
                                                       =========           ========          ========          ========
PRO FORMA BASIC NET INCOME PER COMMON SHARE (1)        $    0.17           $   0.15          $   0.15          $   0.17
                                                       =========           ========          ========          ========
PRO FORMA DILUTED NET INCOME PER COMMON SHARE (1)      $    0.17           $   0.15          $   0.15          $   0.16
                                                       =========           ========          ========          ========

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

STATEMENT OF OPERATIONS:


Fiscal Quarter Ended                                    April 3, 1999      July 3, 1999     October 2, 1999    January 1, 2000
                                                      ----------------   ---------------   ----------------    ---------------
Sales                                                 $ 159,643  100.0%  $ 173,207 100.0%  $ 186,522  100.0%   $201,719  100.0%
Cost of goods sold and occupancy costs                  111,291   69.7%    120,402  69.5%    128,557   68.9%    139,376   69.1%
                                                      ---------  -----   --------- -----   ---------  -----    --------  -----
  Gross profit                                           48,352   30.3%     52,805  30.5%     57,965   31.1%     62,343   30.9%
Operating expenses:
Direct store expenses                                    33,996   21.3%     36,974  21.3%  $  40,076   21.5%     44,823   22.2%
Selling, general and administrative expenses              6,140    3.8%      6,846   4.0%      7,388    4.0%      7,565    3.8%
Pre-opening expenses                                        674    0.4%        938   0.5%        650    0.3%        505    0.3%
Non-recurring expenses                                   10,894    6.8%              0.0%        645    0.3%      1,103    0.5%
                                                      ---------  -----   --------- -----   ---------  -----    --------  -----
   Income (loss) from operations                         (3,352)  -2.1%      8,047   4.6%      9,206    4.9%      8,347    4.1%
Other expense (income):
Interest expense (income), net                              250    0.2%        708   0.4%      1,696    0.9%      1,626    0.8%
                                                      ---------  -----   --------- -----   ---------  -----    --------  -----
   Income (loss) before income taxes                     (3,602)  -2.3%      7,339   4.2%      7,510    4.0%      6,721    3.3%
Income tax expense (benefit)                             (2,445)  -1.5%      2,743   1.6%      2,628    1.4%      2,273    1.1%
                                                      ---------  -----   --------- -----   ---------  -----    --------  -----
Net income (loss) before cumulative effect of
   change in accounting principle                        (1,157)  -0.7%      4,596   2.7%      4,882    2.6%      4,448    2.2%
Cumulative effect of change in accounting
   principle, net of tax                                    281    0.2%              0.0%               0.0%               0.0%
                                                      ---------  -----   --------- -----   ---------  -----    --------  -----
Net income (loss)                                        (1,438)  -0.9%      4,596   2.7%      4,882    2.6%      4,448    2.2%
                                                      ---------          ---------         ---------           --------
Other comprehensive income:
  Foreign currency translation adjustment, net              166                256               216               (128)
                                                      ---------          ---------         ---------           --------
Comprehensive income                                  $  (1,272)         $   4,582         $   5,098           $  4,320
                                                      =========          =========         =========           ========
Basic net income (loss) per common share              $   (0.06)         $    0.20         $    0.22           $   0.19
                                                      =========          =========         =========           ========
Diluted net income (loss) per common share            $   (0.06)         $    0.19         $    0.21           $   0.19
                                                      =========          =========         =========           ========
Average common shares outstanding                        22,626             22,765            22,884             22,950
Dilutive effect of stock options                                               590               732                692
                                                      ---------          ---------         ---------           --------
Average common shares outstanding assuming dilution      22,626             23,355            23,616             23,642
                                                      =========          =========         =========           ========
PRO FORMA NET INCOME (1)                              $   4,449          $   3,953         $   4,457           $  4,941
                                                      =========          =========         =========           ========
PRO FORMA BASIC NET INCOME PER COMMON SHARE (1)       $    0.20          $    0.17         $    0.19           $   0.22
                                                      =========          =========         =========           ========
PRO FORMA DILUTED NET INCOME PER COMMON SHARE (1)     $    0.19          $    0.17         $    0.19           $   0.21
                                                      =========          =========         =========           ========

(1) The pro forma net income and pro forma net income per share reflect the tax adjustment for the fiscal 1999 mergers with Henry's Marketplace, Inc. and Sun Harvest Farms, Inc. in pooling of interests transactions, which included entities that were previously not taxable, as if Henry's and Sun Harvest had filed C corporation tax returns for all periods presented. For all quarters, the pro forma net income and pro forma net income per share also exclude non-recurring expenses and the cumulative effect of change in accounting principle.

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